First Quarter 2004 Performance Review April 29, 2004

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: the extent to which the Company is successful in integrating Aeronautical Systems in a manner and a timeframe that achieves expected cost synergies and operating synergies; demand for and market acceptance of new and existing products, such as the Airbus A380, the Joint Strike Fighter, the Boeing 7E7, the Embraer 190 and the Boeing 717; and other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Overview

Recent Significant Developments Solid first quarter results from operations Significant new program wins expected to fuel balanced growth 7E7 Dreamliner - nacelles and thrust reversers; Fuel Quantity Indicating System and Fuel Management Software A380 - first body and wing landing gears delivered Airline component maintenance contract with Continental Japanese C-X military cargo aircraft - selected to supply nacelle system Homeland Security - Laser Perimeter Awareness System Commercial aftermarket and military and space sales continue to improve 2004 Outlook - Diluted EPS at upper end of $1.20 - $1.35 range, sales expectations increased Great start to 2004

7E7 Dreamliner - Participation Update Two significant wins Worth slightly more than $4B over initial contract period Fuel Quantity Indicating System/Fuel Management Software Nacelles and thrust reversers - all engine options Goodrich bidding multiple other products and systems yet to be awarded Current 7E7 OE content could increase significantly Inlet Cowl Fan Cowl Reverser Exhaust

Sales Trends Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 GR 1157 1094 1095 1064 1130 1162 Sales ($ in Millions) Note: All sales restated to reflect discontinued operations Recent sequential quarterly sales increases

(Dollars in Millions, excluding EPS) 1st Qtr 2004 1st Qtr 2003 Change Sales $1,162 $1,094 $68 Segment operating income $118 $19 $99 - % of Sales 10.2% 1.7% 8.5% Income (Loss) - Continuing operations - Net income $30 $46 ($33) $29 $63 $17 Diluted EPS - Continuing operations - Net income $0.25 $0.38 ($0.28) $0.25 $0.53 $0.13 First Quarter 2004 - Financial Summary

First Quarter 2004 - Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income from Continuing Operations Diluted EPS First Quarter 2003 - Income from Continuing Operations $1,094 ($33) ($0.28) Increased overall volume, change in share count, other $40 $14 $0.10 Foreign Exchange Sales and Income Impacts $28 ($6) ($0.05) Stock-based compensation expensing ($3) ($0.02) P & L Headwind (Incentive Comp, Liability Insurance, Tax Litigation, Retiree Medical) ($6) ($0.05) Lower facility closure and headcount reduction and asset impairment charges, 2003 gain on sale of Noveon PIK notes $63 $0.54 Lower pension expense $1 $0.01 First Quarter 2004 - Income from Continuing Operations $1,162 $30 $0.25 Operating performance clouded by FX, Other Income, G&A

First Quarter 2004 Airframe Systems Segment 1st Quarter 2004 1st Quarter 2003 Change Change Dollars in Millions 1st Quarter 2004 1st Quarter 2003 $ % Sales $403 $402 $1 -- Segment OI $21 $22 ($1) (5%) % Sales 5.2% 5.4% Included above: Facility Closure and Headcount Reductions/Asset Impairment $0 ($10) $10 N/A Major Variances: Sales Sales increases - favorable foreign currency translation - primarily in Actuation Systems Sales decrease - lower wheels and brakes, landing gear OE and heavy airframe maintenance Segment Operating Income Decreased facility closure and headcount reduction and asset impairment charges Reduced volume, negative FX impacts and higher research and development

First Quarter 2004 Engine Systems Segment Major Variances: Sales Increased OE and aftermarket sales in Aerostructures Increased aftermarket and military and space sales in Engine Control Systems, increased military sales in Turbine Fuel Technologies Reduced sales in Turbomachinery Products and Cargo Systems Segment Operating Income Increased segment operating income related to sales increases Decreased asset impairment, facility closure and headcount reduction charges 1st Quarter 2004 1st Quarter 2003 Change Change Dollars in Millions 1st Quarter 2004 1st Quarter 2003 $ % Sales $499 $424 $75 18% Segment OI $74 ($35) $109 N/A % Sales 14.9% (8.3%) Included Above: Facility Closure and Headcount Reductions/Asset Impairment ($0) ($85) $85 N/A

First Quarter 2004 Electronic Systems Segment Major Variances: Sales Increased aftermarket sales for De-Icing, Power Systems, Lighting Systems Reduced Optical & Space Systems sales Lower sales of retrofit kits for 737 - program completed in 2003 Lower military OE sales in Fuel and Utility Systems, lower aftermarket sales for both commercial and military product sales in Sensor Systems Segment Operating Income Reduced sales; product mix Unfavorable foreign exchange impact, Increased research & development costs, bid and proposal costs for new commercial and military programs 1st Quarter 2004 1st Quarter 2003 Change Change Dollars in Millions 1st Quarter 2004 1st Quarter 2003 $ % Sales $261 $269 ($8) (3%) Segment OI $23 $32 ($9) (30%) % Sales 8.7% 12.0% Included Above: Facility Closure and Headcount Reductions/Asset Impairment ($2) ($0) ($2) N/A

Summary Cash Flow Information Item (Dollars in Millions) 1st Qtr 2004 1st Qtr 2003 Net income from continuing operations $30 ($33) Net restructuring and consolidation, asset impairments ($5) $85 Depreciation and Amortization $55 $56 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($87) ($39) Deferred income taxes and income taxes payable ($10) $41 Accrued expenses, other current assets and other non-current assets and liabilities $66 $5 Cash Flow from Operations $49 $115 Cash Payments for Restructuring ($7) ($10) Capital Expenditures ($23) ($20) Major Variances - first quarter 2004 compared to first quarter 2003: Working capital - primarily due to increased Accounts Receivable Increased by $91 million - timing of receipt of recently submitted invoices Deferred taxes and taxes payable - 2003 refunds of $55 million not repeated Accrued expenses, other current assets and other non-current assets and liabilities - change primarily due to lower pension contributions in the 1st quarter 2004, liquidation of certain life insurance policies and timing of cash payments for certain liabilities, partially offset by the purchase of certain aftermarket rights

Debt Retirement Progress Since Acquisition of Aeronautical Systems 10/1/02 Proforma 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 Net Debt 2893 2487 2075 1994 1949 1836 1824 Cash 146 150 186 268 326 378 330 $ in Millions Total Debt + QUIPS $3,039 Total Debt + QUIPS $2,638 Total Debt + QUIPS $2,261 Net Debt + QUIPS $2,893 Net Debt + QUIPS $2,488 Net Debt + QUIPS $2,075 Cash $146 Cash $150 Cash $186 Total debt + QUIPS reduced $886M or 29%; Net debt + QUIPS reduced $1,069M or 37% Total Debt + QUIPS $2,262 Net Debt + QUIPS $1,994 Cash $268 Total Debt + QUIPS $2,275 Net Debt + QUIPS $1,949 Cash $326 Total Debt (includes QUIPS) $2,215 Net Debt (includes QUIPS) $1,837 Cash $378 Note: See page 24 for definitions of Total Debt and Net Debt and a detailed calculation of these measures as of the dates indicated. Total Debt $2,153 Net Debt $1,823 Cash $330

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 104 185 70 299 71 35 335 63 1st Quarter 2004 Sales by Market Channel Total Sales $1,162M Large Commercial Aircraft Aftermarket 26% Regional, Business & General Aviation Aftermarket 6% Boeing Commercial OE 9% Airbus Commercial OE 16% Military & Space, OE & Aftermarket 29% Other 5% Heavy A/C Maint. 3% OE AM Balanced business mix - three major market areas each represent approximately one-third of sales Regional, Business & Gen. Av. OE 6% Total Commercial Aftermarket 35% Total Commercial OE 31% Total Military and Space 29%

Outlook

Expectations for Goodrich 2004 Sales Sales by Market Channel 2003 Sales Mix Average Expected Growth Average Expected Growth Sales by Market Channel 2003 Sales Mix 2003 Actual Change* 2004 Expected Change Military and Space - OE and Aftermarket 30% 10% 10% - 12% Boeing and Airbus - OE Production 24% (10%) Flat Regional, Business & General Aviation - OE 5% (18%) 8% - 10% Aftermarket - Large Commercial and Regional, Business and GA 32% (3%) 3% - 5% (Upper end of range) Heavy Airframe Maintenance 3% (27%) Approx. Flat Other 6% (13%) Approx. Flat Goodrich Total Sales $4.4B (4%) $4.65 - $4.70B * Compared to 2002 pro-forma sales, including full year contribution of Aeronautical Systems, excluding discontinued operations. $3,809M as reported, plus $756M for Aeronautical Systems during first 9 months of 2002.

2004 P&L Headwind Directors & Officers Insurance Current multi-year program ends in mid 2004 Substantial premium increase expected on renewal Management Incentive Compensation Poor industry conditions drive below target payouts in 2002-2003 Normal payouts expected in 2004 Replace portion of stock options with restricted stock Tax Litigation (Defense costs) Two major cases projected for trial in 2004 (Rohr and Coltec) Detailed in recent SEC filings Retiree Medical Expenses Double digit increase expected Industry wide phenomena Included in other income/expense Excludes prescription drug subsidy Approximately $30M aggregate increase expected in 2004, $8M pre-tax impact in 1st quarter 2004

Foreign Exchange Considerations Goodrich Foreign Currency Exposure Approximately 85 - 90 percent of sales in US dollars Approximately 70 - 75 percent of pre-tax costs in US dollars Euro, Pound Sterling and Canadian dollar represent >95% of exposure Exposure increased with Aeronautical Systems acquisition due to significant European manufacturing presence Goodrich hedges a major portion of projected forward exposure Currently hedged on about 90 percent of remaining 2004 exposure Unhedged portion subject to FX rate fluctuations until hedged or realized US dollar strengthened modestly in Q1, but weakness relative to 2003 creates P&L headwind Estimated $15 million pre-tax impact versus 2003 at current FX rates; $9M 1st quarter 2004 impact (1% OI margin impact)

Contract Accounting Change - Implemented Effective January 1, 2004 Impact reflected in Goodrich financials in two stages Cumulative effect on existing contracts from profit recorded in prior periods booked as "Cumulative effect of accounting change" on January 1, 2004 as part of first quarter 2004 results Income of $23 million pre-tax, or $0.13 per diluted share Lower projected operating income of $23 million pre-tax over remaining duration of current contracts (2004 through 2006)

Goodrich Strategic Imperatives Balanced Growth Faster than the overall market Win key positions on new aircraft (e.g. 7E7) Migrate commercial products/technologies to military applications Penetrate adjacent markets Leverage the Enterprise Resource allocation Technology/Innovation Enterprise-wide initiatives Customer alignment/focus Operational Excellence Integrate Aeronautical Systems Lean manufacturing/Six Sigma Make/Buy analysis Successful implementation will enable Goodrich to compete/win in all business environments

Summary - Goodrich Attributes and Actions Top tier aerospace supplier Diversified, balanced business mix Proprietary, flight critical products Strong cash flow Enterprise-wide initiatives Experience managing operations in challenging markets Committed to maintaining a conservative financial profile and investment grade ratings Focused on what we can control

What Investors Should Expect from Goodrich Continued commitment to integrity No significant acquisitions Focused on the business "Blocking and Tackling" Cash flow Margin improvement Aeronautical Systems integration Working capital management New product development Continue investing in new products and systems Reduce leverage to target levels Transparency of financial results and disclosure Accountable to all stakeholders

Supplemental Information * In late September 2002, the company utilized short-term debt of $200 million to preposition certain funds necessary for the acquisition of TRW Aeronautical Systems. This short-term debt was repaid on October 1, 2002 with a portion of the proceeds from the $1.5 billion bridge loan secured to finance the entire purchase. Accordingly, on October 1, 2002, cash was reduced by $200 million. **Total Debt (defined as short-term debt plus current maturities of long-term debt and capital lease obligations plus long-term debt and capital lease obligations) and Net Debt (defined as Total Debt minus cash and cash equivalents) are non-GAAP financial measures that the Company believes are useful to rating agencies and investors in understanding the Company's capital structure and leverage. Because all companies do not calculate these measures in the same manner, the Company's presentation may not be comparable to other similarly titled measures reported by other companies. *** QUIPS included in Current maturities of long-term debt and capital lease obligations as of December 31, 2003.